                                                                   EXHIBIT 23.1

Consent of Coopers & Lybrand L.L.P.






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in the Prospectus constituting part of this Registration Statement on Form SB-2 of our report dated December 18, 1996, on our audits of the consolidated financial statements of Multimedia Games, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "INDEPENDENT PUBLIC ACCOUNTANTS."


COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma

August 5, 1997